UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 4, 2013

HILLENBRAND, INC.

(Exact Name of Registrant as Specified in Charter)

Indiana	1-33794	26-1342272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Batesville Boulevard Batesville, Indiana	47006
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (812) 934-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 4, 2013, the Board of Directors of Hillenbrand, Inc. (the “Company”) approved an amendment to the By-laws of the Company by adding a new Section 8.08 to read as follows:

Section 8.08  Control Share Acquisitions.  The provisions of Chapter 42 of the Indiana Business Corporation Law, Ind. Code §23-1-42-1 et seq., shall not apply to control share acquisitions of shares of the Corporation.

The description of the foregoing amendment to the By-laws is qualified in its entirety by reference to the full text of the By-laws, as approved by the Board of Directors on December 4, 2013, a copy of which is filed as Exhibit 3.2 to this Current Report and incorporated herein by reference.

Item 9.01                     Financial Statements and Exhibits.

(d)                   Exhibits

Exhibit Number	Description
3.2	Amended and Restated Code of By-laws of Hillenbrand, Inc. (as adopted by the Board of Directors on December 4, 2013)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLENBRAND, INC.

DATE: December 6, 2013	BY:	/S/ John R. Zerkle
John R. Zerkle
Senior Vice President,
General Counsel and Secretary